SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): June 4, 2003

K2 INC.

(Exact name of the registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2051 PALOMAR AIRPORT ROAD, CARLSBAD, CA	92009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

4.1	Form of Amended and Restated Convertible Subordinated Debenture issued to Sporting Goods Investment I, LP dated June 4, 2003.

4.2	Form of Amended and Restated Convertible Subordinated Debenture issued to Sporting Goods Investment II, LP dated June 4, 2003.

4.3	Form of Amended and Restated Stock Purchase Warrant dated June 4, 2003.

4.4	Form of Stock Purchase Warrant dated June 4, 2003.

4.5	Form of Amendment to Registration Rights Agreement dated June 4, 2003.

4.6

Securities Purchase Agreement dated as of November     , 2002, among K2 Inc. and the parties set forth on the signature pages thereto, filed on February 24, 2003 as Exhibit 4.1 to the Current Report on Form 8-K of K2 Inc., and incorporated herein by reference.

4.7	Form of Convertible Subordinated Debenture, filed on February 24, 2003 as Exhibit 4.2 to the Current Report on Form 8-K of K2 Inc., and incorporated herein by reference.

4.8	Form of Stock Purchase Warrant, filed on February 24, 2003 as Exhibit 4.3 to the Current Report on Form 8-K of K2 Inc., and incorporated herein by reference.

4.9	Registration Rights Agreement, filed on February 24, 2003 as Exhibit 4.4 to the Current Report on Form 8-K of K2 Inc., and incorporated herein by reference.

10.1	Form of First Amendment to Credit Agreement, dated on or about June 4, 2003, among K2 Inc., Bank One, NA and the parties named therein.

Item 9. Regulation FD Disclosure.

In order to comply with K2 Inc.’s (“K2”) public disclosure obligations under Regulation FD, the following information is filed with the Securities and Exchange Commission pursuant to Item 9, “Regulation FD Disclosure.”

Concurrent with the private placement of its $75 million of 5% senior convertible notes due June 15, 2010, K2 entered into an amendment to its $205 million revolving credit facility with several banks and other financial institutions. This amendment permits K2 to issue the senior convertible notes and enter into related transactions without violating the terms of the revolving credit facility.

In consideration of the amendment to the revolving credit facility, K2 will pay a supplemental unused commitment fee of between 0.0% and 0.50%, subject to the actual amount outstanding under the facility through June 1, 2004, and a nominal amendment fee.

Also concurrent with the private placement of the senior convertible notes, K2 entered into an amendment to its $25 million of 7.25% convertible subordinated debentures due March 3, 2010 previously issued to k1 Ventures, Limited, a Singapore based investment company. Ambassador Steven J. Green, who is currently a member of K2’s Board of Directors, is the Chairman and CEO of k1 Ventures. This amendment permits K2 to sell the senior convertible notes without violating the terms of the subordinated debentures issued to k1 Ventures.

The amendment, among other things, permits K2 to incur additional indebtedness provided that the ratio of K2’s consolidated EBITDA to consolidated interest expense is greater than 2.25 to 1.00, subject to certain exceptions. In consideration of the amendment to the subordinated debentures, K2 will (i) reduce the exercise price of the existing warrants to purchase K2 common stock relating to the subordinated debentures from $13.91 to $11.92, and (ii) issue approximately 243,260 additional warrants to purchase K2 common stock at an exercise price of $13.14.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2003	K2 INC.

	By:	/s/ MONTE H. BAIER
Monte H. Baier Vice President and General Counsel